UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

FORM N-Q

JANUARY 31, 2014

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 84.4%
Brazil - 17.3%
Federative Republic of Brazil, Notes	10.000%	1/1/17	43,100,000	BRL	$16,680,669	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/21	55,485,000	BRL	19,820,807	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/23	88,000,000	BRL	30,444,627	(a)

Total Brazil					66,946,103

Hungary - 10.2%
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	4,231,625
Hungary Government Bond, Bonds	7.500%	11/12/20	6,313,500,000	HUF	30,090,030
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	4,910,442

Total Hungary					39,232,097

Italy - 6.5%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	17,375,000	EUR	25,237,952	(a)(b)

Mexico - 16.9%
United Mexican States, Bonds	8.500%	5/31/29	224,690,000	MXN	18,730,131	(a)
United Mexican States, Bonds	8.500%	11/18/38	405,979,500	MXN	33,028,560	(a)
United Mexican States, Bonds	7.750%	11/13/42	180,200,000	MXN	13,502,375	(a)

Total Mexico					65,261,066

Poland - 5.0%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	19,296,764

Portugal - 16.3%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.350%	10/16/17	2,000,000	EUR	2,814,197	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	3,440,000	EUR	4,444,703	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	15,620,000	EUR	21,268,969	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	31,450,000	EUR	34,688,804	(a)(b)

Total Portugal					63,216,673

South Africa - 10.1%
Republic of South Africa, Bonds	6.500%	2/28/41	608,800,000	ZAR	39,213,262	(a)

Turkey - 2.1%
Republic of Turkey, Bonds	9.000%	3/5/14	18,495,000	TRY	8,193,319

TOTAL SOVEREIGN BONDS (Cost - $356,395,975)					326,597,236

ASSET-BACKED SECURITIES - 2.7%
Morgan Stanley Capital Inc., 2005-WMC3 M4	1.088%	3/25/35	10,770,000		10,184,737	(c)
New Century Home Equity Loan Trust, 2005-A A4W	4.929%	8/25/35	365,494		360,484
Novastar Home Equity Loan, 2003-1 A1	0.918%	5/25/33	1,972		1,828	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $10,397,630)					10,547,049

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.2%
Bear Stearns Asset Backed Securities I Trust, 2005-AC8 A5	5.500%	11/25/35	2,494,844		2,446,855
Chase Mortgage Finance Corp., 2007-A1 1A4	2.710%	2/25/37	2,504,091		2,501,850	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.706%	2/25/37	3,853,352		3,887,905	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	2.655%	7/25/37	2,024,990		1,969,700	(c)
COMM Mortgage Trust, 2013-CR9 D	4.261%	7/10/45	2,985,000		2,598,092	(b)(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	871,790		900,717
Global Mortgage Securitization Ltd., 2005-A A2	0.428%	4/25/32	10,497,888		10,139,165	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 AM	5.994%	2/15/51	1,760,000		1,952,713	(c)
LB-UBS Commercial Mortgage Trust, 2005-C5 G	5.350%	9/15/40	2,535,000		2,531,646	(b)(c)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	600,000		574,014	(c)
ML-CFC Commercial Mortgage Trust, 2007-8 AMA	5.894%	8/12/49	975,000		1,000,765	(c)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Newgate Funding PLC, 2007-2X CB	0.717%	12/15/50	1,750,000	EUR	$1,680,680	(b)(c)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	4,457,650		4,235,427
Residential Asset Mortgage Products Inc., 2005-RS6 M3	0.688%	6/25/35	455,000		402,487	(c)
TDA CAM Fondo de Titulizacion de Activos, 2005-A	0.420%	10/26/43	1,020,173	EUR	1,197,039	(b)(c)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.444%	12/28/50	1,158,835	EUR	1,410,371	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $38,562,894)					39,429,426

CORPORATE BONDS & NOTES - 36.7%
CONSUMER DISCRETIONARY - 4.7%
Auto Components - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	910,000		942,987

Automobiles - 0.2%
Jaguar Land Rover Automotive PLC, Senior Bonds	5.000%	2/15/22	440,000	GBP	720,060	(b)

Diversified Consumer Services - 0.5%
Brakes Capital, Senior Secured Notes	7.125%	12/15/18	220,000	GBP	363,466	(b)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	455,000	GBP	746,104	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	600,000		627,000	(b)

Total Diversified Consumer Services					1,736,570

Hotels, Restaurants & Leisure - 1.9%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	1,140,702	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,550,000		1,511,250
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		400,750
Gtech SpA, Bonds	8.250%	3/31/66	2,340,000	EUR	3,408,434	(a)(b)(c)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	716,000		784,020	(b)

Total Hotels, Restaurants & Leisure					7,245,156

Media - 1.6%
Adria Bidco BV, Senior Secured Notes	7.875%	11/15/20	560,000	EUR	762,825	(b)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,409,375
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,058,325
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		642,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	1,775,000		1,668,500
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	540,000	EUR	788,382	(b)

Total Media					6,329,407

Specialty Retail - 0.3%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	620,000	EUR	815,122	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		316,875	(b)

Total Specialty Retail					1,131,997

TOTAL CONSUMER DISCRETIONARY					18,106,177

CONSUMER STAPLES - 2.0%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	1,550,000	BRL	629,442

Food & Staples Retailing - 0.3%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.750%	6/15/20	760,000	GBP	1,361,181	(a)(b)

Food Products - 0.6%
Agrokor DD, Senior Notes	8.875%	2/1/20	730,000		788,473	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	1,415,000		1,540,581	(b)

Total Food Products					2,329,054

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Tobacco - 0.9%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,750,000		$2,660,625
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	675,000		723,937

Total Tobacco					3,384,562

TOTAL CONSUMER STAPLES					7,704,239

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	1,325,000		1,427,687
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	940,000		987,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	550,000		551,375
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	1,360,000		1,489,200
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	970,000		1,050,025	(b)

TOTAL ENERGY					5,505,287

FINANCIALS - 16.1%
Capital Markets - 9.8%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		4,889,075
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		14,539,174
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,100,000		2,210,250	(b)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		16,353,465

Total Capital Markets					37,991,964

Commercial Banks - 2.2%
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,663,783
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	770,000		787,325	(b)(c)(d)

Total Commercial Banks					8,451,108

Consumer Finance - 0.5%
National Money Mart Co., Senior Notes	10.375%	12/15/16	740,000		732,600
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,235,000		1,327,625	(b)

Total Consumer Finance					2,060,225

Diversified Financial Services - 1.0%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	600,000	GBP	1,144,153	(a)(b)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	690,000		690,862	(b)
EDP Finance BV, Senior Notes	5.250%	1/14/21	580,000		591,905	(b)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,309,375	(b)

Total Diversified Financial Services					3,736,295

Insurance - 2.5%
Hastings Insurance Group Finance PLC, Senior Secured Notes	6.578%	10/21/19	1,000,000	GBP	1,656,228	(b)(c)
Towergate Finance PLC, Senior Secured Notes	6.020%	2/15/18	4,300,000	GBP	7,153,589	(a)(b)(c)
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	460,000	GBP	801,565	(a)(b)

Total Insurance					9,611,382

Real Estate Investment Trusts (REITs) - 0.1%
DuPont Fabros Technology LP, Senior Notes	5.875%	9/15/21	515,000		536,888

TOTAL FINANCIALS					62,387,862

HEALTH CARE - 1.2%
Health Care Providers & Services - 0.4%
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		791,875
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	560,000	EUR	798,383	(a)(b)

Total Health Care Providers & Services					1,590,258

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Pharmaceuticals - 0.8%
Par Pharmaceutical Cos. Inc., Senior Notes	7.375%	10/15/20	2,035,000		$2,157,100
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	310,000		323,950	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	415,000		430,562	(b)

Total Pharmaceuticals					2,911,612

TOTAL HEALTH CARE					4,501,870

INDUSTRIALS - 1.7%
Airlines - 0.2%
Air Canada, Senior Secured Notes	8.750%	4/1/20	570,000		618,450	(b)

Commercial Services & Supplies - 0.7%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	1,870,000		1,982,200	(b)
Univeg Holding BV, Senior Secured Bonds	7.875%	11/15/20	580,000	EUR	785,179	(b)

Total Commercial Services & Supplies					2,767,379

Industrial Conglomerates - 0.1%
San Miguel Corp., Senior Notes	4.875%	4/26/23	690,000		564,075	(b)

Trading Companies & Distributors - 0.1%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	550,000		559,625

Transportation - 0.6%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	492,799	(a)(b)
CMA CGM SA, Senior Notes	8.750%	12/15/18	750,000	EUR	996,352	(b)
Hapag-Lloyd AG, Senior Notes	7.750%	10/1/18	545,000	EUR	763,774	(b)

Total Transportation					2,252,925

TOTAL INDUSTRIALS					6,762,454

INFORMATION TECHNOLOGY - 0.6%
Computers & Peripherals - 0.2%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	990,000		952,875	(b)

Electronic Equipment, Instruments & Components - 0.2%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	750,000		738,750	(b)

Internet Software & Services - 0.2%
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		770,000

TOTAL INFORMATION TECHNOLOGY					2,461,625

MATERIALS - 1.1%
Chemicals - 0.9%
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	1,420,000		1,522,950
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	1,765,000		1,795,888

Total Chemicals					3,318,838

Containers & Packaging - 0.2%
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	800,000		832,000	(b)

TOTAL MATERIALS					4,150,838

TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 1.4%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,270,000		2,372,150	(b)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,560,176	(a)(b)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	790,000		744,575
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	585,000		615,712	(b)

Total Diversified Telecommunication Services					5,292,613

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Wireless Telecommunication Services - 4.1%
Altice Finco SA, Senior Notes	9.000%	6/15/23	940,000	EUR	$1,385,998	(b)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	2,530,000	EUR	3,651,065	(a)(b)
Oi S.A., Senior Notes	5.750%	2/10/22	8,915,000		8,101,506	(b)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	1,005,000		1,041,431
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		642,675
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,285,000		1,270,544	(b)

Total Wireless Telecommunication Services					16,093,219

TOTAL TELECOMMUNICATION SERVICES					21,385,832

UTILITIES - 2.4%
Electric Utilities - 0.9%
Viridian Group FundCo II Ltd., Senior Secured Notes	11.125%	4/1/17	2,000,000		2,200,000	(b)
Viridian Group FundCo II Ltd., Senior Secured Notes	11.125%	4/1/17	925,000	EUR	1,391,015	(a)(b)

Total Electric Utilities					3,591,015

Gas Utilities - 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	1,449,000		1,554,052

Independent Power Producers & Energy Traders - 1.1%
AES Corp., Senior Notes	7.375%	7/1/21	550,000		611,875
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	3,455,000		3,455,000

Total Independent Power Producers & Energy Traders					4,066,875

TOTAL UTILITIES					9,211,942

TOTAL CORPORATE BONDS & NOTES (Cost - $136,139,396)					142,178,126

MUNICIPAL BONDS - 0.6%
Georgia - 0.6%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		1,363,024
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		1,000,571

TOTAL MUNICIPAL BONDS (Cost - $2,425,488)					2,363,595

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.8%
Italy - 0.8%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost - $2,068,458)	2.350%	9/15/35	2,383,260	EUR	3,021,251	(a)(b)

SENIOR LOANS - 1.3%
FINANCIALS - 1.3%
Real Estate Investment Trusts (REITs) - 1.3%
Crown Castle International Corp., New Term Loan (Cost - $4,996,245)	3.250%	1/31/19	4,962,521		4,989,815	(e)

			SHARES
MASTER LIMITED PARTNERSHIPS - 1.3%
Industrials - 1.3%
StoneMor Partners LP (Cost - $4,904,417)			196,000		5,170,480

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $555,890,503)					534,296,978

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS - 0.6%
Underlying Fund Investments - 0.6%
State Street Institutional Liquid Reserves Fund (Cost - $2,200,411)	0.060%	2,200,411	$2,200,411

TOTAL INVESTMENTS - 138.6% (Cost - $558,090,914#)			536,497,389
Liabilities in Excess of Other Assets - (38.6)%			(149,334,419)

TOTAL NET ASSETS - 100.0%			$387,162,970

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
MXN	— Mexican Peso
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

Summary of Investments by Country *

United States	25.5%
Brazil	14.3
Mexico	12.2
Portugal	11.9
South Africa	7.5
Hungary	7.3
Italy	6.2
Poland	4.0
United Kingdom	3.6
Cayman Islands	1.9
Turkey	1.5
Luxembourg	1.2
Jamaica	0.4
France	0.3
Japan	0.2
Argentina	0.2
United Arab Emirates	0.2
Croatia	0.2
Netherlands	0.2
Germany	0.2
Serbia	0.1
Singapore	0.1
Belgium	0.1
Canada	0.1
Philippines	0.1
Ireland	0.1
Short - Term Investments	0.4

100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$326,597,236	—	$326,597,236
Asset-backed securities	—	10,547,049	—	10,547,049
Collateralized mortgage obligations	—	39,429,426	—	39,429,426
Corporate bonds & notes	—	142,178,126	—	142,178,126
Municipal bonds	—	2,363,595	—	2,363,595
Non-U.S. Treasury inflation protected securities	—	3,021,251	—	3,021,251
Senior loans	—	4,989,815	—	4,989,815
Master limited partnerships	$5,170,480	—	—	5,170,480

Total long-term investments	$5,170,480	$529,126,498	—	$534,296,978

Short-term investments†	2,200,411	—	—	2,200,411

Total investments	$7,370,891	$529,126,498	—	$536,497,389

Other financial instruments:
Forward foreign currency contracts	—	$908,521	—	$908,521

Total	$7,370,891	$530,035,019	—	$537,405,910

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$128,595	—	—	$128,595
Forward foreign currency contracts	—	$889,768	—	889,768
Centrally cleared credit default swaps on credit indices - sell protection	—	101,937	—	101,937

Total	$128,595	$991,705	—	$1,120,300

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2014, the total notional value of all credit default swaps to sell protection is $7,515,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider

Notes to Schedule of Investments (unaudited) (continued)

credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $889,768. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $650,000, which could be used to reduce the required payment.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,755,164
Gross unrealized depreciation	(48,348,689)

Net unrealized depreciation	$(21,593,525)

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	24	3/14	$4,528,626	$4,657,221	$(128,595)

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	HSBC Bank USA, N.A.	390,000	$161,523	2/6/14	$(3,872)
Mexican Peso	JPMorgan Chase & Co.	9,310,000	696,070	2/6/14	(15,530)
Euro	Citibank, N.A.	810,000	1,092,447	2/7/14	(14,567)
Euro	JPMorgan Chase & Co.	1,125,000	1,517,288	2/7/14	(12,490)
Euro	JPMorgan Chase & Co.	730,000	984,551	2/7/14	(13,101)
Euro	UBS AG	455,000	613,659	2/7/14	(2,867)
British Pound	Barclays Bank PLC	510,000	838,164	3/12/14	(1,802)
British Pound	Barclays Bank PLC	440,000	723,122	3/12/14	34
Indian Rupee	Barclays Bank PLC	1,916,000,000	30,273,885	3/19/14	91,150
Turkish Lira	Barclays Bank PLC	25,180,000	10,927,444	4/11/14	(385,850)
South African Rand	HSBC Bank USA, N.A.	93,500,000	8,320,781	4/17/14	(196,486)
Indonesian Rupiah	JPMorgan Chase & Co.	127,540,000,000	10,296,010	4/24/14	(241,089)

					(796,470)

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
Brazilian Real	HSBC Bank USA, N.A.	1,600,000	662,657	2/6/14	35,119
Brazilian Real	HSBC Bank USA, N.A.	870,000	360,320	2/6/14	14,680
Brazilian Real	HSBC Bank USA, N.A.	885,000	366,532	2/6/14	10,465
Brazilian Real	HSBC Bank USA, N.A.	875,000	362,390	2/6/14	4,640
Brazilian Real	HSBC Bank USA, N.A.	320,000	132,531	2/6/14	2,621
Mexican Peso	UBS AG	9,310,000	696,069	2/6/14	9,104
Euro	Barclays Bank PLC	1,640,000	2,211,869	2/7/14	15,025
Euro	Barclays Bank PLC	205,000	276,484	2/7/14	1,878
Euro	Citibank, N.A.	57,770,000	77,914,433	2/7/14	85,466
Euro	Citibank, N.A.	2,420,000	3,263,855	2/7/14	3,580
Euro	Citibank, N.A.	275,000	370,893	2/7/14	1,997
Euro	Citibank, N.A.	770,000	1,038,499	2/7/14	2,745
Euro	Citibank, N.A.	950,000	1,281,266	2/7/14	5,856
Euro	HSBC Bank USA, N.A.	1,210,000	1,631,928	2/7/14	15,403
Euro	UBS AG	4,519,000	6,094,778	2/7/14	45,485
Euro	UBS AG	2,395,000	3,230,138	2/7/14	24,107
Euro	UBS AG	1,611,000	2,172,757	2/7/14	16,215
Euro	UBS AG	970,000	1,308,240	2/7/14	11,619
Euro	UBS AG	305,000	411,354	2/7/14	5,837
British Pound	Barclays Bank PLC	2,935,000	4,823,549	3/12/14	1,297
British Pound	Barclays Bank PLC	4,020,000	6,606,701	3/12/14	1,777
British Pound	Barclays Bank PLC	585,000	961,423	3/12/14	(2,114)
British Pound	Barclays Bank PLC	440,000	723,121	3/12/14	5,771
Polish Zloty	Citibank, N.A.	60,610,000	19,127,611	4/25/14	492,038
Swiss Franc	UBS AG	417,000	460,253	4/25/14	4,612

					815,223

Net unrealized gain on open forward foreign currency contracts					$18,753

At January 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (Markit ITRX.EUR.XOVER Index)	$3,900,000	12/20/18	5.000% quarterly	$416,189	$506,247	$(90,058)
Citigroup Global Markets (Markit CDX.NA.HY.21 Index)	3,615,000	12/20/18	5.000% quarterly	236,652	248,531	(11,879)

Total	$7,515,000			$652,841	$754,778	$(101,937)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(128,595)	—	—	—	$(128,595)
Foreign Exchange Risk	—	$908,521	$(889,768)	—	18,753
Credit Risk	—	—	—	$(101,937)	(101,937)

Total	$(128,595)	$908,521	$(889,768)	$(101,937)	$(211,779)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,728,684
Forward foreign currency contracts (to buy)	75,875,642
Forward foreign currency contracts (to sell)	141,277,188

Average Notional Balance
Credit default swap contracts (to sell protection)	$4,661,250

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014